Exhibit 10.3

ACIEX THERAPEUTICS, INC.

AMENDMENT NO. 1
TO
SERIES A-2 PREFERRED STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SERIES A-2 PREFERRED STOCK PURCHASE AGREEMENT (“Amendment”), dated as of September __, 2011, amends that certain Series A-2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 1, 2011, by and between Aciex Therapeutics, Inc. (the “Company”) and Akorn, Inc. (the “Purchaser”).  Capitalized terms used and not defined herein shall have the meanings set forth in the Purchase Agreement.

WHEREAS, the Purchase Agreement provides for the sale and issuance of shares of Series A-2 Preferred Stock to the Purchaser; and

WHEREAS, the Company and the Purchaser wish to amend the Purchase Agreement to provide for an additional sale and issuance of shares of Series A-2 Preferred Stock to the Purchaser.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Company and Purchaser hereby agree as follows:

1.           Sale and Issuance of Series A-2 Preferred Stock. Section 1.1 be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“(a)           Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Purchaser at the Closing 2,962,963 shares of Series A-2 Preferred Stock (such shares of Series A-2 Preferred Stock to be issued and sold hereunder are referred to herein as the “A-2 Stock”), at a purchase price of $2.70 per share.

(b)           Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Additional Closing (as defined below) and the Company agrees to sell and issue to the Purchaser at the Additional Closing 740,740 shares of Series A-2 Preferred Stock (such shares of Series A-2 Preferred Stock to be issued and sold hereunder are referred to herein as the “Additional A-2 Stock”), at a purchase price of $2.70 per share.”

2.           Closing; Delivery. Section 1.2 be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“(a)           The purchase and sale of the A-2 Stock shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 850 Winter Street, Waltham, MA 02451, at 10:00 a.m. (Boston Time), on August 1, 2011, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall deliver to the Purchaser a certificate representing the A-2 Stock being purchased thereby against payment of the purchase price therefor by wire transfer to a bank account designated by the Company.

(b)           The purchase and sale of the Additional A-2 Stock shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 850 Winter Street, Waltham, MA 02451, at 10:00 a.m. (Boston Time), on September [__], 2011, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Additional Closing”). At the Additional Closing:

(i)         the Company and the Purchaser shall have entered into a Rescission Agreement in the form attached hereto as Exhibit F;

(ii)        the Company and the Purchaser shall have entered into an AC-160 License Agreement in the form attached hereto as Exhibit A-3;

(iii)       the Company shall deliver to the Purchaser the unaudited balance sheet of the Company at August 31, 2011 and the related unaudited statements of operations and cash flows for the period ended August 31, 2011 (the “Additional Financial Statements”) and a certificate, executed by the President of the Company, certifying that the Additional Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of August 31, 2011, and for the periods indicated therein, subject to normal year-end audit adjustments;

(iv)      the Purchaser shall deliver to the Company a certificate, executed by the Chief Executive Officer of the Purchaser, certifying that the (i) representations and warranties set forth in Section 3 of the Purchase Agreement are true and correct with respect to the purchase by the Purchaser of the Additional A-2 Stock at, and as of, the Additional Closing and (ii) Purchaser received a copy of the dose study data for the AC-170 product, delivered to the Company by Ora, Inc. on August 10, 2011.

(v)       the Company, the Purchaser and certain other parties thereto shall execute and deliver Amendment No. 1 to Amended Investors’ Rights Agreement in the form attached to this Agreement as Exhibit C-1;

(vi)      the Company, the Purchaser and certain other parties thereto shall execute and deliver Amendment No. 1 to Amended Right of First Refusal and Co-Sale Agreement in the form attached to this Agreement as Exhibit D-1;

(vii)     the Company, the Purchaser and certain other parties thereto shall execute and deliver Amendment No. 1 to Amended Voting Agreement in the form attached to this Agreement as Exhibit E-1;

(viii)   the Company shall deliver to the Purchaser the Certificate of Amendment of Amended Certificate of Incorporation attached hereto as Exhibit B-1, which the Company has, or before the Additional Closing will have, adopted and filed with the Secretary of State of the State of Delaware; and

(ix)      the Company shall deliver to the Purchaser a certificate representing the Additional A-2 Stock being purchased thereby against payment of the purchase price therefor by wire transfer to a bank account designated by the Company.”

3.           Transfers; Successors and Assigns. The reference to “Amended Right of First Refusal and Co-Sale Agreement” in the third sentence of Section 6.3 be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Amended Right of First Refusal and Co-Sale Agreement, as amended and/or restated from time to time.”

4.           Confidentiality. The reference to “Transaction Agreements” in the first sentence of Section 6.14 be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“this Agreement, the Amended Investors’ Rights Agreement, the Amended Right of First Refusal and Co-Sale Agreement and the Amended Voting Agreement, each as amended and/or restated from time to time.”

5.           Mediation; Dispute Resolution. The references to “Transaction Agreements” in the first sentence of Section 6.15 be and hereby are deleted in their entirety and the following is inserted in lieu thereof:

“this Agreement, the Amended Investors’ Rights Agreement, the Amended Right of First Refusal and Co-Sale Agreement and the Amended Voting Agreement, each as amended and/or restated from time to time.”

6.           EXHIBITS. The list of Exhibits be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Exhibit A-1	Form of License Agreement
Exhibit A-2	Form of Manufacturing Agreement
Exhibit A-3	Form of AC-160 License Agreement
Exhibit B	Form of Amended Certificate of Incorporation
Exhibit B-1	Form of Certificate of Amendment of Amended Certificate of Incorporation
Exhibit C	Form of Amended Investors’ Rights Agreement

Exhibit C-1	Form of Amendment No. 1 to Amended Investors’ Rights Agreement
Exhibit D	Form of Amended Right of First Refusal and Co-Sale Agreement
Exhibit D-1	Form of Amendment No. 1 to Amended Right of First Refusal and Co-Sale Agreement
Exhibit E	Form of Amended Voting Agreement
Exhibit E-1	Form of Amendment No. 1 to Amended Voting Agreement
Exhibit F	Form of Rescission Agreement”

7.           Entire Agreement.  The Purchase Agreement, as amended by this Amendment, together with the other writings referred to in the Purchase Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

8.           Effectiveness.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference to the Purchase Agreement in the other documents entered into in connection with the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended hereby.  Except as specifically amended above, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

9.           Governing Law.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

10.           Counterpart Signature Pages.  This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

COMPANY:

ACIEX THERAPEUTICS, INC.

By: ____________________________
Name: Tom Cavanagh
Title: President

Address: 82 Flanders Road, Suite 102, Westborough, MA 01581

PURCHASER:

AKORN, INC.

By: ____________________________
Name: Raj Rai
Title: Chief Executive Officer

Address: 1925 West Field Court,
Lake Forest, IL 60045

Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement